UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of principal executive offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 3, 2017, Cherokee Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”), stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) for continued listing because the Company has not timely filed with the U.S. Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for its fiscal year ended January 28, 2017 (the “Annual Report”). The Notice was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Select Market.

As previously disclosed in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on April 13, 2017, the delay relates to the financial results of the Hi-Tec family of footwear brands the Company acquired in December 2016, which are required to be included in the Company’s consolidated financial statements to be contained in the Annual Report. The complexity of the integration and consolidation of the acquired assets has necessitated substantial additional review procedures and staff work, which has required more time for the Company to complete its consolidated financial statements for the period.

The Notice indicates that the Company has until July 3, 2017 to submit a plan to regain compliance with NASDAQ’s applicable continued listing standards. The Company expects to file the Annual Report as soon as reasonably practicable and intends to do so on May 11, 2017, which would result in regained compliance with NASDAQ’s continued listing standards and eliminate the requirement to submit a compliance plan to NASDAQ.

On May 5, 2017, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release of Cherokee Inc., dated May 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cherokee Inc.

Date: May 8, 2017	By:	/s/ Jason Boling
Jason Boling
Chief Financial Officer